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                                                                   EXHIBIT 17(b)

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 24F-2
                        ANNUAL NOTICE OF SECURITIES SOLD
                             PURSUANT TO RULE 24f-2

            READ INSTRUCTIONS AT END OF FORM BEFORE PREPARING FORM.
                             PLEASE PRINT OR TYPE.

 1.  Name and address of issuer:

     AIM FUNDS GROUP
     11 GREENWAY PLAZA, SUITE 1919
     HOUSTON, TEXAS 77046

 2.  Name of each series or class of funds for which this notice is filed:

     AIM BALANCED FUND - CLASS A SHARES
     AIM BALANCED FUND - CLASS B SHARES
     AIM GLOBAL UTILITIES FUND - CLASS A SHARES
     AIM GLOBAL UTILITIES FUND - CLASS B SHARES
     AIM GROWTH FUND - CLASS A SHARES
     AIM GROWTH FUND - CLASS B SHARES
     AIM INCOME FUND - CLASS A SHARES
     AIM INCOME FUND - CLASS B SHARES
     AIM INTERMEDIATE GOVERNMENT FUND - CLASS A SHARES
     AIM INTERMEDIATE GOVERNMENT FUND - CLASS B SHARES
     AIM HIGH YIELD FUND - CLASS A SHARES
     AIM HIGH YIELD FUND - CLASS B SHARES
     AIM MONEY MARKET FUND - CLASS A SHARES
     AIM MONEY MARKET FUND - CLASS B SHARES
     AIM MONEY MARKET FUND - CLASS C SHARES
     AIM MUNICIPAL BOND FUND - CLASS A SHARES
     AIM MUNICIPAL BOND FUND - CLASS B SHARES
     AIM VALUE FUND - CLASS A SHARES
     AIM VALUE FUND - CLASS B SHARES

 3.  Investment Company Act File Number: 811-1540
     Securities Act File Number: 2-27334

 4.  Last day of fiscal year for which this notice is filed: DECEMBER 31, 1996

 5. Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's
     24f-2 declaration:         [    ]

 6. Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):

 7. Number and amount of securities of the same class or series which had been registered under the Securities Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
                                        0

 8. Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:

                                        0





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 9.  Number and aggregate sale price of securities sold during the fiscal year:

                           6,758,459,997                     $13,798,582,336

 10. Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:

                           6,758,459,997                     $13,798,582,336

 11. Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):

 12.  Calculation of registration fee:


            (i)  Aggregate sale price of securities sold during the fiscal year
                 in reliance of rule 24f-2 (from Item 10):                                        $ 13,798,582,336
                                                                                                  ----------------
            (ii) Aggregate price of shares issued in connection with dividend
                 reinvestment plan (from Item 11, if applicable):                                 +
                                                                                                  ----------------
            (iii) Aggregate price of shares redeemed or repurchased during the
                 fiscal year (if applicable):                                                     -9,229,251,202
                                                                                                  ----------------
            (iv) Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
                 rule 24e-2 (if applicable):                                                      +
                                                                                                  ----------------
            (v)  Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus line
                 (ii), less line (iii), plus line (iv)] (if applicable):                          $ 4,569,331,134
                                                                                                  ----------------

            (vi) Multiplier prescribed by Section 6(b) of the Securities Act of
                 1933 or other applicable law or regulation (see Instruction
                 C.6):                                                                            x   1/3300
                                                                                                  ----------------
            (vii) Fee due [line (i) or line (v) multiplied by line (vi)]:
                                                                                                  $1,384,645.80
                                                                                                  ================


 Instruction:  Issuers should complete lines (ii), (iii), (iv), and (v) only if the form is being filed within 60 days after the close of the issuer's fiscal year. See Instruction C.3.

 13. Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).

                                                            [XX]

      Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
                                    2-26-97

                                   SIGNATURES

      This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

      By (Signature and Title)*   /s/   DANA R. SUTTON
                                  --------------------------------------------

                                  Dana R. Sutton, Vice President and Assistant
                                  Treasurer
                                  --------------------------------------------


      Date:   February 27, 1997
           ------------------------------
            * Please print the name and title of the signing officer below the signature.